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                                                                     EXHIBIT 24



                       MPW INDUSTRIAL SERVICES GROUP, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY
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         The undersigned officer and/or director of MPW Industrial Services
Group, Inc., an Ohio corporation (the "Company"), does hereby make, constitute and appoint Daniel P. Buettin and Brad A. Martyn, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file, under the Securities Act of 1933, a Registration Statement on Form S-8 relating to registration of Common Stock, no par value, of the Company issuable upon the exercise of stock options granted or to be granted under the Company's 1997, 1994 and 1991 Stock Option Plans, and any and all amendments or exhibits thereto, and any or all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 5th day of December, 1997.


                 /s/ MONTE R. BLACK
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                   Monte R. Black
Chief Executive Officer and Chairman of the Board of
       Directors (Principal Executive Officer)


                   /s/ IRA O. KANE
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                     Ira O. Kane
   President and Chief Operating Officer; Director


                /s/ DANIEL P. BUETTIN
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                  Daniel P. Buettin
Vice President, Chief Financial Officer and Secretary
          (Principal Financial and Officer)


                 /s/ BRAD A. MARTYN
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                   Brad A. Martyn
    Corporate Controller, Treasurer and Assistant
      Secretary (Principal Accounting Officer)


                /s/ ROBERT E. OYSTER
-----------------------------------------------------
                  Robert E. Oyster
                      Director


                /s/ TIMOTHY A. WALSH
-----------------------------------------------------
                  Timothy A. Walsh
                      Director


                /s/ SCOTT N. WHITLOCK
-----------------------------------------------------
                  Scott N. Whitlock
                      Director